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EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Amaru, Inc. on Form S-8 of our report dated May 14, 2004, appearing in the Current Report on Form 8-K/A of Amaru, Inc. for the year ended December 31, 2003.

                                                    /s/ MENDOZA BERGER & CO. LLP

Irvine, California
JULY 1, 2004